VOYAGEUR INVESTMENT TRUST
                Delaware-Voyageur Tax-Free Florida Fund
                 Delaware-Voyageur Tax-Free Kansas Fund
               Delaware-Voyageur Tax-Free New Mexico Fund
                  Delaware-Voyageur Tax-Free Utah Fund


                  Supplement Dated September 10, 1998
                 to the Prospectus Dated April 30, 1998

     The Board of Trustees of Voyageur Investment Trust unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between Delaware Management Company (the "Manager") and each Fund noted above. Pursuant to the current Investment Management Agreement for each Fund, the Fund pays the Manager an annual fee equal to 0.50% of the Fund's average daily net assets. Under the proposed Investment Management Agreement, each Fund will pay the Manager an annual fee equal to 0.55% on the first $500 million, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of the Fund's average daily net assets).

     Individuals who are shareholders of these Funds on September 7, 1998 will be asked to approve the proposed Investment Management Agreement at a Joint Annual Meeting of Shareholders to be held on or about December 4, 1998. The proposed management fee will become effective immediately after shareholders approve the proposed Investment Management Agreement.